UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2008 (March 11, 2008)

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2008, the Board of Directors (the “Board”) of Weight Watchers International, Inc. (the “Company”) unanimously elected Kimberly Roy Tofalli (also known professionally as Kim Roy) as a member of the Board, effective as of the beginning of the second quarter of the Company’s fiscal year 2008 (i.e., at 12:01 a.m. on March 30, 2008). Ms. Roy Tofalli’s election was part of the Company’s succession process to replace Sam K. Reed, who previously notified the Company in March 2007 of his desire to resign from the Board at such time as a suitable successor director was duly elected and qualified. On March 13, 2008, Mr. Reed resigned from the Board effective as of the end of the first quarter of the Company’s fiscal year 2008 (i.e., at 11:59 p.m. on March 29, 2008). The Board determined that Ms. Roy Tofalli is independent in accordance with the listing standards of the New York Stock Exchange, Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and the Company’s Corporate Governance Guidelines. Ms. Roy Tofalli has also been appointed to the Audit Committee of the Board (the “Audit Committee”). Ms. Roy Tofalli will receive the standard compensation provided to all of the Company’s non-employee directors and members of the Audit Committee. The Company’s non-employee director compensation program is described in the Company’s 2007 Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2007 and its Current Report on Form 8-K filed with the SEC on July 17, 2006. Ms. Roy Tofalli will stand for re-election to the Board at the Company’s annual shareholders meeting on May 6, 2008 for a term coinciding with Mr. Reed’s remaining Class III term (i.e., until the 2010 annual meeting of shareholders). On March 14, 2008, the Company issued a press release regarding Ms. Roy Tofalli’s election and appointment. A copy of the press release is attached hereto as Exhibit 99.1.

On March 11, 2008, the Compensation and Benefits Committee of the Board (the “Compensation Committee”) approved, effective as of April 1, 2008, the following material modifications to the compensation arrangements of the named executive officers: David P. Kirchhoff, President and Chief Executive Officer, new base salary of $675,000 per annum; and Jeffrey A. Fiarman, Executive Vice President, General Counsel and Secretary, new base salary of $350,117 per annum.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated March 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: March 17, 2008	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
99.1	Press Release dated March 14, 2008.